                                                                 EXHIBIT (h)(26)

                         AMENDED AND RESTATED SCHEDULE A
                       TO THE CO-ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS,
  NORTHERN TRUST INVESTMENTS, INC. (AS ASSIGNEE OF THE NORTHERN TRUST COMPANY)
                                 AND PFPC INC.
                               DATED JULY 31, 2000

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios as of December 5, 2005:

Money Market Fund                                       California Intermediate Tax-Exempt Fund
U.S. Government Money Market Fund                       Arizona Tax-Exempt Fund
Municipal Money Market Fund                             California Tax-Exempt Fund
U.S. Government Select Money Market Fund California     Small Cap Index Fund
Municipal Money Market Fund                             Mid Cap Growth Fund
U.S. Government Fund                                    High Yield Municipal Fund
Fixed Income Fund                                       High Yield Fixed Income Fund
Intermediate Tax-Exempt Fund                            Global Fixed Income Fund
Tax-Exempt Fund                                         Tax-Exempt Money Market Fund
Income Equity Fund                                      Small Cap Growth Fund
Growth Equity Fund                                      Large Cap Value Fund
Select Equity Fund                                      International Growth Equity Fund
Small Cap Value Fund                                    Growth Opportunities Fund
Technology Fund                                         Value Fund
Stock Index Fund                                        International Equity Index Fund
Florida Intermediate Tax-Exempt Fund                    Mid Cap Index Fund
Short-Intermediate U.S. Government Fund                 Enhanced Large Cap Fund

All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN FUNDS                                      NORTHERN TRUST
                                                    INVESTMENTS, INC.

By:    /s/ Lloyd A. Wennlund                        By:    /s/ Eric Schweitzer
       ------------------------------                      -------------------
Title: President                                    Title: Vice President
       ------------------------------                      -------------------

PFPC INC.

By:    /s/ Neal J. Andrews
       ------------------------------
Title: SVP
       ------------------------------